UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 12, 2012 (April 10, 2012)

GASTAR EXPLORATION LTD.

GASTAR EXPLORATION USA, INC.

(Exact Name of Registrant as Specified in its Charter)

ALBERTA, CANADA	001-32714	98-0570897
DELAWARE	001-35211	38-3531640
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1331 LAMAR STREET, SUITE 650

HOUSTON, TEXAS 77010

(Address of principal executive offices, including zip code)

(713) 739-1800

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Second Amendment to Employment Agreement

On April 10, 2012, Gastar Exploration Ltd. (the “Company”) and Gastar Exploration USA, Inc. entered into a Second Amendment (the “Second Amendment”) to the Employment Agreement dated as of April 26, 2005 and amended previously on July 25, 2008 (the “Employment Agreement”) with Michael Gerlich, the Company’s Chief Financial Officer. The Second Amendment changes the formula for determining Mr. Gerlich’s severance payment under the Employment Agreement to reflect a previous increase in his target annual bonus. Specifically, the Second Amendment increases Mr. Gerlich’s severance payment to 2.5 times the sum of his annual salary plus a target bonus of 60% of such amount (from 2.5 times the sum of his annual salary plus a target bonus of 35% of such amount).

First Amendment to Employee Change of Control Severance Plan

On April 11, 2012, the board of directors of the Company approved the adoption of an amendment (the “COC Severance Plan Amendment”) to the Gastar Exploration Ltd. Employee Change of Control Severance Plan, as previously amended and restated on February 15, 2008 (the “Plan”). The COC Severance Plan Amendment modifies the target bonus component of the change of control severance payment formula under the Plan to reflect previous increases in target annual bonuses and establishes the change of control severance payment formula for directors of the Company. Pursuant to the COC Severance Plan Amendment, the target bonus component of the change of control severance payment formula under the Plan is increased to 75% for the Company’s Chief Executive Officer (from 50%), 60% for the Company’s Chief Financial Officer (from 35%) and 50% for the Company’s vice presidents (from 25%). In addition, the COC Severance Plan Amendment establishes a severance period under the Plan of 1.5 years and a target bonus component of the change of control severance of 25% for employees of the Company in the position of director.

The foregoing descriptions of the Second Amendment and COC Severance Plan Amendment do not purport to be complete and are qualified in their entirety by reference to the full text of the Second Amendment and the COC Severance Plan Amendment, respectively. A copy of the Second Amendment is filed herewith as Exhibit 10.1 and a copy of the COC Severance Plan Amendment is filed herewith as Exhibit 10.2.

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description

10.1	Second Amendment to Employment Agreement entered into by and between Gastar Exploration, Ltd, Gastar Exploration USA, Inc. and Michael A. Gerlich as of April 10, 2012.

10.2	First Amendment to Gastar Exploration Ltd. Employee Change of Control Severance Plan, dated April 11, 2012.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 12, 2011	GASTAR EXPLORATION LTD.

	By:	/s/ J. Russell Porter
J. Russell Porter
President and Chief Executive Officer

GASTAR EXPLORATION USA, INC.

	By:	/s/ J. Russell Porter
J. Russell Porter
President

EXHIBIT LIST

Exhibit No.	Description

10.1	Second Amendment to Employment Agreement entered into by and between Gastar Exploration, Ltd, Gastar Exploration USA, Inc. and Michael A. Gerlich as of April 10, 2012.

10.2	First Amendment to Gastar Exploration Ltd. Employee Change of Control Severance Plan, dated April 11, 2012.